SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:    March 1, 2004
(Date of earliest event reported)

SUMMIT BROKERAGE SERVICES, INC.
(Exact name of registrant as specified in its charter)

Florida	0-29337	59-3202578
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

980 North Federal Highway
Suite 310
Boca Raton, Florida 33432
(Address of principal executive offices, zip code)

(561) 338-2800
(Registrant’s telephone number, including area code)

Item 12. Results of Operations and Financial Condition.

     On March 1, 2004, the Registrant issued the press release attached hereto as Exhibit 99.1, regarding its reorganization into a holding company structure and change of trading symbol, which will be effective March 2, 2004.

Item 7. Exhibits.

Exhibit No.	Item

99.1	Press Release dated March 1, 2004.

Signatures

     Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUMMIT BROKERAGE SERVICES, INC

Date: March 1, 2004	/s/ Marshall T. Leeds

Marshall T. Leeds
Chairman and Chief Executive Officer